UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2012

HARBINGER GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 27th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 13, 2012, Harbinger Group Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholders signatory thereto (the “Selling Stockholders”) and Jefferies & Company, Inc., as representative of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), for the sale of 20,000,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) by the Selling Stockholders at a price to the public of $7.50 per share, pursuant to an effective shelf registration statement on Form S-3 (File No. 333-180070) (the “Registration Statement”). In addition, the Selling Stockholders have also granted the underwriters an option for 30 days to purchase up to an additional 3,000,000 shares. The Underwriting Agreement contains representations and warranties, covenants and closing conditions that are customary for transactions of this type. The Company did not sell any shares in the offering and will not receive any of the proceeds from the sale of the shares by the Selling Stockholders. In addition, pursuant to the terms of the Registration Rights Agreement, dated as of September 10, 2010, between the Company and the Selling Stockholders, the Company has agreed to indemnify the Underwriters against certain liabilities on customary terms.

Concurrently with the execution of the Underwriting Agreement, the Selling Stockholders, certain of the directors, officers and employees of the Issuer and CF Turul LLC, a stockholder of Issuer, entered into a lock-up agreement substantially in the form attached as Exhibit A to the Underwriting Agreement.

In the ordinary course of their businesses, the Underwriters and certain of their affiliates have in the past and may in the future engage in investment and commercial banking or other transactions of a financial nature with the Company or its affiliates, including the provision of certain advisory services and the making of loans to the Company and its affiliates.

The summary set forth above is not intended to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 13, 2012, by and among Harbinger Group Inc., the selling stockholders signatory thereto and Jefferies & Company, Inc., as representative of the several underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Date: December 14, 2012	By:	/s/ Thomas A. Williams
	Name:	Thomas A. Williams
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 13, 2012, by and among Harbinger Group Inc., the selling stockholders signatory thereto and Jefferies & Company, Inc., as representative of the several underwriters.